UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): June 10, 2013 (June 5, 2013)

Viatech Corp.

(Exact Name of Registrant as Specified in its Charter)

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Nevada	333-181683	99-0373721
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Lee Parkway, Suite 600, Dallas, Texas 75219

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 665-9564

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On June 5, 2013, our Board of Directors approved the dismissal of Ronald R. Chadwick, P.C. as our independent auditor, effective immediately, and notified them of such dismissal.

Ronald R. Chadwick, P.C. audited our financial statements, including our balance sheet as of March 31, 2012, and our related statement of operations, changes in stockholder’s equity, and statement of cash flows for the period from September 22, 2011 (inception) to March 31, 2012. The audit report of Ronald R. Chadwick, P.C. on our financial statements for the period stated above (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, but the reports of Ronald R. Chadwick, P.C., for the Audit Period contained an emphasis of a matter paragraph which indicated conditions existed which raised substantial doubt about our ability to continue as a going concern.

During the fiscal year ended March 31, 2012, and through Ronald R. Chadwick, P.C.’s dismissal on June 5, 2013, there were (1) no disagreements with Ronald R. Chadwick, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ronald R. Chadwick, P.C., would have caused Ronald R. Chadwick, P.C. to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Ronald R. Chadwick, P.C. with a copy of this disclosure on June 7, 2013, providing Ronald R. Chadwick, P.C. with the opportunity to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of Ronald R. Chadwick, P.C.’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Ronald R. Chadwick, P.C. as our independent auditor, the Board of Directors appointed M&K CPAS, PLLC (“M&K”) as our independent auditor.

During the period from September 22, 2011 (inception) to March 31, 2012 and through the date hereof, neither the Company nor anyone acting on its behalf consulted M&K with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that M&K concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated June 10, 2013 from Ronald R. Chadwick, P.C.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viatech, Corp. a Nevada corporation

Dated: June 10, 2013	By:	/s/ Lawrence Pemble
Lawrence Pemble
President, Treasurer and Secretary

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